                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-98832, 333-10833, 333-31837, 333-46273 and
333-48901.

                                              Arthur Andersen LLP
Melville, New York
November 6, 2001